UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 14, 2014 (November 14, 2014)
Date of Report (Date of earliest event reported)
 CAESARS ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)
 (702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Caesars Growth Properties Holdings, LLC combined and consolidated condensed financial statements as of September 30, 2014 and December 31, 2013 and for the three months and nine months ended September 30, 2014 and September 30, 2013.
The information, including exhibits attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being filed herewith:

99.1
Caesars Growth Properties Holdings, LLC combined and consolidated condensed financial statements as of September 30, 2014 and December 31, 2013 and for the three months and nine months ended September 30, 2014 and September 30, 2013.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: November 14, 2014	By:	/S/ CRAIG J. ABRAHAMS
Craig J. Abrahams
Chief Financial Officer